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                                                          EXHIBIT 10.15


                                  MIH LIMITED
                          DIRECTORS' STOCK OPTION PLAN

1.   PURPOSE OF THE PLAN.

     The purpose of the Directors' Stock Option Plan of the Company is to provide incentives which will attract and retain highly competent persons as directors of the Company and induce them to represent shareholder interests by overseeing the general operations of the Company, by providing them with opportunities to acquire a proprietary interest in the Company by the grant to such persons of nonqualified Stock Options which may result in their ownership of Common Stock of the Company.

2.   DEFINITIONS.

     (a) "Administrator" shall mean the Board or, if and to the extent the Board delegates any of its authority hereunder in accordance with Section 4(b) hereof, the Committee.

     (b)  "Board" means the Board of Directors of the Company.

     (c) "Committee" means a committee appointed by the Board to administer the Plan pursuant to Clause 4(b) hereof.

     (d)  "Common Stock" means the Class A Ordinary Shares of the Company.

     (e) "Company" means MIH Limited, a company incorporated in the British Virgin Islands.

     (f) "Date of Grant" means the date determined as set out in Clause 6 hereof.

     (g) "Disability" means any medically determinable physical or mental impairment of a Participant, as determined by the Administrator, in its complete and sole discretion, which is expected to last for a period of at least 180 days as a result of which such Participant is unable to engage in any substantial gainful activity. All determinations as to a Participant's disabled status, and the date and extent of any disability, shall be made by the Administrator, in its sole and absolute discretion, upon the basis of such information as it deems necessary or desirable.

     (h)  "Eligible Participant" means a Participating Director.

     (i) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     (j) "Fair Market Value" on a given date means (i) the closing price of the Common Stock, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is listed on a stock exchange, the principal stock exchange on which the Common Stock is listed, on the last trading day prior to the date of valuation for which a closing price is available, or (ii) if the Administrator determines that such closing price does not properly reflect the fair market value of the Common Stock on the date of valuation, then such other price as may then be determined in good faith by the Administrator. If the Common Stock is not reported on NASDAQ or listed on any stock exchange, then the fair market value shall be determined in good faith by the Administrator.

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     (k)  "Normal Board Retirement" means, in conjunction with termination of a Participant's services as a member of the Board for any reason other than death or Disability, the determination by the Administrator that such termination constitutes Normal Board Retirement. In the absence of such a determination, termination of a Participant's services as a member of the Board shall be deemed to be for reasons other than Normal Board Retirement.

     (l) "Option" or "Stock Option" means a stock option that does not qualify as an incentive stock option within the meaning of Section 422 of the US Internal Revenue Code of 1986, as amended.

     (m) "Option Agreement" means an option agreement signed by the Company and the Participant in such form and including such terms and conditions not inconsistent with the Plan as the Administrator may in its discretion from time to time determine.

     (n) "Participant" means any Eligible Participant who elects to receive Options pursuant to Clause 6 hereof.

     (o) "Participating Director" means a member of the Board who is not an employee of the Company.

     (p) "Plan" means the Directors' Stock Option Plan as set out herein, and as it may be amended from time to time.

3.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Clauses 3(c) and 8 of the Plan, the aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options granted under the Plan will not exceed 500,000.

     (b) The shares to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock.

     (c) Shares of Common Stock subject to the unexercised portion of any Stock Option granted under the Plan which expires or terminates or is canceled will again become available for issuance upon the exercise of future Options granted hereunder.

4.   ADMINISTRATION OF THE PLAN.

     (a) The Plan will be administered by the Board. The Board is authorized and empowered to administer the Plan, which administration shall include (but is not limited to) authority to-

          (i) construe and interpret the plan and any agreements defining the rights and obligations of the Company and Participants under the Plan;

          (ii) prescribe, amend and rescind rules and regulations relating to the Plan;

          (iii)  further define the terms used in the Plan;

          (iv) determine the rights and obligations of Participants under the Plan; and

          (v) make all other determinations necessary or advisable for the administration of the Plan.

     Each Option granted under the Plan shall be evidenced by an Option
Agreement.

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     (b)  The Board may, in its discretion, delegate any or all of its authority under the Plan to a committee (the "Committee") consisting of one or more directors of the Company, so long as allowable under applicable law.

     (c) No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Option under it, including, without limitation, adjustments pursuant to Clause 8. In making determinations under the Plan, the Board or the Committee may obtain and may rely upon the advice of independent counsel and accountants and other advisors to the Company. No member of the Board or the Committee, nor an officer of the Company shall be liable for any such action or determination taken or made in good faith with respect to the Plan or any Option granted hereunder.

5.   PARTICIPATION.

     Options shall be granted to each Participating Director exclusively in accordance with the provisions set out in Clause 6 hereof.

6.   OPTION GRANTS.

     (a) During the term of the Plan, the Administrator may grant to a Participating Director an initial Stock Option (the Date of Grant which shall be the effective date of the Option Agreement in question) to purchase such number of shares of Common Stock (subject to adjustment pursuant to Clause 8 hereof) as the Administrator may determine, in its sole and absolute discretion.

     (b) In any calendar year (a "Subsequent Calendar Year") after the calendar year in which a person received an initial Stock Option as set out in clause 6 (a) above, there shall be granted automatically (without any action by the Administrator) a Stock Option (the Date of Grant of which shall be the date of the annual general meeting of the Company during such Subsequent Calendar Year) to such person to purchase 5,000 shares of Common Stock (subject to adjustment pursuant to Clause 8 hereof).

     (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no Participating Director shall receive more than one Stock Option under this Clause 6 in any calendar year.

7.   TERMS AND CONDITIONS OF STOCK OPTIONS.

     (a) PURCHASE PRICE. The purchase price of Common Stock under each Stock Option granted under Clause 6 will be equal to the Fair Market Value of the Common Stock on the Date of Grant.

     (b) EXERCISE PERIOD. Stock Options may be exercised from time to time in accordance with the terms of the applicable Option Agreement and this Clause 7. Stock Options granted pursuant to Clause 6 hereof shall be exercisable as to-

          (i) a maximum of 25% thereof at any time after the expiry of one year after the Date of Grant of such Stock Options;

          (ii) a maximum of 50% thereof at any time after the expiry of two years after the Date of Grant of such Stock Options;

          (iii) a maximum of 75% thereof at any time after the expiry of three years after the Date of Grant of such Stock Options; and

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          (iv)  the balance thereof, after the expiry of four years after the
Date of Grant of such Stock Options,

     provided that the Administrator may, in its sole and absolute discretion, permit the earlier exercise of any or all of the Stock Options.

     Notwithstanding anything to the contrary in the Plan or any Option Agreement hereunder, no Option granted hereunder shall be exercised after ten years from its Date of Grant.

     (c) PAYMENT OF PURCHASE PRICE. Upon the exercise of a Stock Option, the purchase price will be payable in full in cash or its equivalent acceptable to the Company. In the discretion of the Administrator, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date.

     (d) NO FRACTIONAL SHARES. No fractional shares will be issued pursuant to the exercise of a Stock Option nor will any cash payment be made in lieu of fractional shares.

     (e) TERMINATION OF DIRECTORSHIP. If a Participant's services as a member of the Board terminate by reason of death, Disability or Normal Board Retirement, an Option granted hereunder held by such Participant shall be automatically accelerated with respect to its exercisability and shall become immediately exercisable in full for the remaining number of shares of Common Stock subject to such Option for three (3) years after the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter, and thereafter such Option shall terminate; provided, however, that if a Participant dies or suffers a Disability during such three year period after Normal Board Retirement such Option shall remain exercisable in full for a period of three years after the date of such death or Disability or until the expiration of the stated term of such Option, whichever period is shorter, and thereafter such Option shall terminate. If a Participant's services as a member of the Board terminate for any other reason, any portion of an Option granted hereunder held by such Participant which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter, and thereafter such Option shall terminate; provided, however, that if a Participant dies or suffers a Disability during such three month period, such Option may be exercised for a period of one year after the date of such Participant's death or Disability or until the expiration of the stated term of such Option, whichever period is shorter, in accordance with its terms, but only to the extent exercisable on the date of the Participant's death or Disability.

8.   ADJUSTMENT PROVISIONS.

     (a) Subject to Clause 8(b), if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalisation, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in

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          (i)   the maximum number and kind of shares or other securities
provided in Clause 3(a);

          (ii) the number and kind of shares or other securities subject to the then-outstanding Stock Options;

          (iii) the price for each share or other unit or any other securities subject to then-outstanding Stock Options without change in the aggregate purchase price or values as to which such Stock Options remain exercisable; and

          (iv) the number, kind and price of shares or other securities to be granted pursuant to Clause 6 hereof.

     (b) Notwithstanding the provisions of Clause 8(a), upon dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or as a result of which the outstanding Common Stock is converted into or exchanged for cash or securities of another issuer or both, or upon the sale of all or substantially all the assets of the Company, all restrictions applicable to the exercise of outstanding Stock Options shall continue in full force and effect and provision shall be made in connection with such transaction for the continuation of the Plan and the assumption of the outstanding stock Options by or the substitution for such Options of new options covering the stock of the successor corporation, or a parent or subsidiary thereof or of the Company, with appropriate and proportionate adjustment in-

          (i) the number and kind of shares or other securities or cash or other property subject to such Options; and

          (ii) the price for each share or other unit of any other securities or cash or other property subject to such Options without change in the aggregate purchase price or value as to which such Options remain exercisable;

     provided, however, that if no public market exists for the Common Stock or other securities or property which would be subject to such Options after implementation of such transaction, such Options shall be converted into the right to receive, upon exercise thereof, an amount of cash equal to the amount determined by the Administrator to be the fair market value at the effective date of such transaction of the stock, other securities, cash and other property that a share of Common Stock is entitled to receive, or into which it is converted, pursuant to such transaction.

     (c) Adjustments under Clauses 8(a) and 8(b) will be made by the Administrator, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive in the absence of manifest error or arbitrary action. No fractional interest will be issued under the Plan on account of any such adjustments.

9.   GENERAL PROVISIONS.

     (a) The grant of any Stock Option under the Plan may also be subject to such other provisions (whether or not applicable to the Stock Option awarded to any other Participant) as the Administrator determines appropriate including, without limitation, provisions to assist a Participant in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares acquired under any form of benefit, provisions giving the Company the right to repurchase shares acquired under any form of benefit in the event the Participant elects to dispose of such share, provisions to comply with federal and state securities laws and federal and state income tax withholding requirements and to such

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approvals by any regulatory or governmental agency which may be necessary or advisable in connection therewith.

     In connection with the administration of the Plan or the grant of any Stock Option, the Administrator may impose such further limitations or conditions as in its opinion may be required or advisable to satisfy, or secure the benefits of, applicable regulatory requirements (including, if applicable, those rules promulgated under Clause 16 of the Exchange Act or those rules that facilitate exemption from or compliance with the Securities Act of 1933, as amended, or the Exchange Act), the requirements of any stock exchange or NASDAQ upon which such shares or shares of the same class are then listed, and any blue sky or other securities laws applicable to such shares.

     (b) No person shall be entitled to the privileges of stock ownership in respect of shares of stock which are subject to Options hereunder until such person shall have become the holder of record of such shares.

     (c) Options shall not be transferable by the Participants other than by will or the laws of inheritance, and during the lifetime of any Participant shall be exercisable only by such Participant, except that to the extent permitted by applicable law, and except (if applicable) Rule 16b-3 promulgated under the Exchange Act, the Administrator may permit a Participant to designate in writing during his lifetime a beneficiary to receive and exercise Stock Options in the event of such Participant's death. Following the death of a Participant, Stock Options held by such Participant shall be exercisable, in accordance with their terms, by such designated beneficiary or, if no such beneficiary has been designated, by the Participant's estate or by the person or persons who acquire the right to exercise it by bequest or inheritance. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Stock Option granted hereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no rights to the purported transferee, and shall at the sole discretion of the Administrator result in forfeiture of such Stock Option with respect to the shares involved in such attempt.

     (d) The Plan and all Stock Options granted under the Plan and the documents evidencing Stock Options shall be governed by, and construed in accordance with, the laws of the Island of Jersey.

10.  AMENDMENT AND TERMINATION.

     (a) The Board will have the power, in its discretion, to amend, extend, suspend or terminate the Plan at any time.

     (b) No amendment, extension, suspension, or termination of the Plan will, without the consent of the affected Participant, alter, terminate, impair or adversely affect any right or obligation under any Stock Option previously granted under the Plan.

11.  EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

     This Plan will become effective upon adoption by the Board subject, if required by the Memorandum of Association or the Articles of Association of the Company or by any applicable law, to approval by the holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders of the Company held any

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time after such Board adoption. Any Options granted hereunder prior to approval of the Plan by the stockholders, if required as aforesaid, shall be granted subject to such approval and may not be exercised or realized, nor may Common Stock be irrevocably transferred to any Participant, until and unless such approval has occurred and the provisions of Clause 9(a) have been satisfied. Unless previously terminated or extended, the Plan will terminate ten years after adoption by the Board, but such termination or extension shall not affect any Stock Option previously made or granted.

     IN WITNESS WHEREOF, to record the adoption of the Plan by the Board on 4th October 1999, the Company has caused its authorised officer to affix the corporate name hereto.

                                             MIH LIMITED



                                             By:    __________________________

                                             Name:  __________________________

                                             Title: __________________________













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